UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 3, 2007
Moldflow Corporation
(Exact name of registrant as specified in charter)

Delaware	000-30027	04-3406763

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

492 Old Connecticut Path, Ste 401, Framingham, MA	01701

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (508) 358-5848
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     The Board of Directors of the Company amended Article IV of the Company’s By-laws (the “By-laws”), effective as of May 3, 2007, to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The amendment to the By-laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.
     The full text of the By-laws, as amended, is filed as Exhibit 3.1 to this Current Report, and amended Article IV thereof is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits
     See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLDFLOW CORPORATION
Date: May 4, 2007	By:	/s/ Christopher L. Gorgone
		Name:	Christopher L. Gorgone
		Title:	Executive Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-laws, as amended

4